UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 5, 2011

Date of Report (Date of earliest event reported)

SANMINA-SCI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 5, 2011, the Compensation Committee of the Board of Directors of Sanmina-SCI Corporation (the “Company”) approved increases in the salaries of three of its named executive officers, effective as of January 1, 2012, as follows:

Name and Position of Executive Officer	Previous Salary	New Salary
Robert K. Eulau, Executive Vice President and Chief Financial Officer	$440,000	$480,000
Dennis Young, Executive Vice President, Worldwide Sales and Marketing	$326,660	$350,000
Michael R. Tyler, Executive Vice President, General Counsel and Corporate Secretary	$356,000	$390,000

Such increases were made in order for the base salaries for such individuals to remain within the percentile range targeted by the Committee compared to the Company’s peer group for the positions held by such individuals.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA-SCI CORPORATION

By:	/s/ Michael R. Tyler
Michael R. Tyler
Executive Vice President , General Counsel and Corporate Secretary

Date:  December 9, 2011